                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                 --------------------


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          Date of Report
(Date of Earliest Event Reported):               Commission File Number:
         JANUARY 15, 1998                                 0-22172


                                 --------------------


                                 MIDISOFT CORPORATION
                (Exact name of registrant as specified in its charter)



       WASHINGTON                                      91-1345532
(State of incorporation)                            (I.R.S. Employer
                                                 Identification Number)


                               1605 N.W. SAMMAMISH ROAD
                             ISSAQUAH, WASHINGTON  98027
                                     425/313-3610
                           (Address of principal executive
                            offices and telephone number)

                                 --------------------

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Ernst & Young LLP (the "Former Accountants") reported on the financial statements of Midisoft Corporation (the "Company") for the fiscal year ended December 31, 1996. On October 27, 1997, the Former Accountants resigned as independent accountants for the Company, as reported in the Company's Form 8-K filed on November 3, 1997.

(b) Effective January 15, 1998, the Company retained Price Waterhouse LLP ("Price Waterhouse") as its independent accountants to report on the Company's financial statements for the fiscal year ended December 31, 1997. Price Waterhouse reported on the Company's financial statements for the fiscal years ended December 31, 1994 and 1995. Subsequent to the dismissal of Price Waterhouse on January 2, 1997 and through the date hereof, the Company did not consult with Price Waterhouse on any item regarding:

          (i) The application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by Price Waterhouse as to any accounting, auditing or financial reporting issue; or

          (ii) Any matter that was the subject of a disagreement or event required to be identified pursuant to paragraph (a)(1)(iv) of
               Item 304 of Regulation S-B.


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MIDISOFT CORPORATION


Date:  January 15, 1998           By: /s/ Larry Foster
                                      --------------------------------------
                                      Larry Foster, President


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